Exhibit 99.2

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Earnings Growth

5 year CAGR
15%
$1.04
$1.09
$0.99
$0.89
$0.76
$0.55
$0.31
$0.73
$0.26
$1.05
$0.92
$1.02
$0.92
$0.85
$0.72
$0.53
$0.50
$0.25
1.00
0.80
0.60
0.40
0.20
0.00
1998
1999
2000
2001
2002
2003
Q1 2004
Cash
Adjustments
GAAP

All periods presented reflect adjustments for pooling acquisitions.

2

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Total Operating Revenue

($ In Thousands)
5 year CAGR 21%
$45,000
$40,000
$35,000
$30,000
$25,000
$43,316
$38,370
Q4 '01
Q1 '02
Q2 '02
Q3 '02
Q4 '02
Q1 '03
Q2 '03
Q3 '03
Q4 '03
Q1 '04
Total Revenue
Same Affiliates

3

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Assets Under Management

($ In billions)
5 year CAGR
25%
$16
$14
$12
$10
$8
$6
$4
$2
$0
$3.7
$4.5
$6.8
$6.5
$6.4
$11.0
$14.9
7%
11%
81%
Trust Property
Cash
Fixed Income
Equity
1998
1999
2000
2001
2002
2003
Q1
2004

4

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AUM: Organic Growth- Net New Sales

($ In billions)
$3
$2
$1
$0
11 %
$0.3
27%
$1.0
11%
$0.6
14%
$0.9
35%
$2.2
3%
$0.3
1999
2000
2001
2002
2003
Q1
2004

Assets acquired Q1 2004 - $3.0 Billion

5

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AUM: Market Action

($ In billions)

$2
$1
$0
-$1
-$2
$63
- $787
- $1,123
$2,045
$530
2000
2001
2002
2003
Q1 2004

6

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Net Interest Income

($ In thousands)
$21,000
$20,000
$19,000
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$20,169
$19,032
Q1 '01
Q2 '01
Q3 '01
Q4 '01
Q1 '02
Q2 '02
Q3 '02
Q4 '02
Q1 '03
Q2 '03
Q3 '03
Q4 '03
Q1 '04
Consolidated
Same Store

7

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Net Interest Margin Trend

8.00%
6.00%
4.00%
2.00%
0.00%
Q1 '01
Q2 '01
Q3 '01
Q4 '01
Q1 '02
Q2 '02
Q3 '02
Q4 '02
Q1 '03
Q2 '03
Q3 '03
Q4 '03
Q1 '04
3.77%
3.47%
4.81%
3.61%
1.48%
Yield on Assets
Cost of Funds
Net Interest Margin

8

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Deposit Growth

($ In thousands)
5 year CAGR
23%
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$594
$706
$1,002
$1,145
$1,400
$1,658
$1,934
1998
1999
2000
2001
2002
2003
2004

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Loan Growth

5 year CAGR
25%
Up 30% over
Q1 '03
($ in thousands)
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$520
$684
$879
$1,097
$1,302
$1,613
$1,793
1998
1999
2000
2001
2002
2003
2004
Commercial
Residential

10

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Loan Portfolio as of March 31, 2004

Home Equity
3%
Commercial
59%
Residential
Mortgage
37%
1%
Consumer

11

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Commercial Loan Portfolio – March 31, 2003

Commercial Real Estate
56%
6% Residential Investment Properties
12% Commercial & Industrial
10% Secured by Cash, Market Securities
11% Construction
3% Professional Services
2%
Unsecured

12

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Loan Portfolio Quality

Nonperforming Loans/Total Loans
0.35%
0.25%
0.15%
0.05%
0.13%
0.07%
0.07%
0.08%
0.33%
Q1-03
Q1 '04

Reserves/Total Loans
1.40%
1.35%
1.30%
1.25%
1.20%
1.29%
1.31%
1.29%
1.25%
1.29%
Q1-03
Q1 '04

13

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Financial Planning Fees and Other Income

($ In thousands)
5 year CAGR
17%
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$6.1
$8.7
$6.0
$13.2
$13.8
$16.7
$4.0
1998
1999
2000
2001
2002
2003
Q1 '04
Recurring Fees
Gains

14

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Forward Looking Statements

•                                           This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  The Company’s management uses these non-GAAP measures in its analysis of the Company’s performance.  These measures typically adjust GAAP performance measures to exclude the effects of charges and expenses related to the consummation of mergers and acquisitions and costs related to the integration of merged entities, as well as, excluding other significant gains or losses that are unusual in nature. Because these items and their impact on the Company’s performance are difficult to predict, management believes that presentations of financial measures excluding the impact of these items provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses.  These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.

•                                          Statements in this press release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements involve risks and uncertainties.  These statements include, but are not limited to, prospects for long term financial performance, the impact on the Company’s results of improved market conditions and prevailing and future interest rates, prospects for growth in balance sheet assets and assets under management, and prospects for overall results over the long term. You should not place undue reliance on our forward-looking statements.  You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond Boston Private’s control and could cause actual results to differ materially from those set forth in the forward-looking statements.  Factors that could cause actual results to differ materially from those set forth in the forward-looking statements include, among others, regulatory determinations with respect to the Company’s anti-money laundering program, and its continued satisfactory progress in addressing regulatory issues identified in Boston Private Bank’s informal agreement with bank regulatory agencies; risks related to the implementation of current acquisitions and the identification of future acquisitions; adverse conditions in the capital markets and the impact of such conditions on Boston Private’s asset management activities; continued or increased interest rate compression which may adversely impact net interest income; competitive pressures from other financial institutions which, together with other factors, may affect the Company’s growth and financial performance; the effects of national and local economic conditions; and the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; as well as the other risks and uncertainties detailed in Boston Private’s Annual Report on Form 10-K and other filings submitted to the Securities and Exchange Commission.  Boston Private does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Earnings Growth

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Adjustments:

2004-FASB 128 Accounting interpretation

2003 - $0.06 REIT tax, $0.07 lease accrual

2001 –$0.42 Acquisition expenses

1999 - $0.01 Change in accounting principle

All periods presented reflect adjustments for pooling acquisitions.

Total Operating Revenue

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Assets Under Management

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AUM: Organic Growth-Net New Sales

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AUM: Market Action

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Net Interest Income

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Net Interest Margin Trend

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Deposit Growth

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Loan Growth

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Commercial up 41 % Over Q1’03

Residential up 19 % Over Q1 ‘03

Loan Portfolio as of March 31, 2004

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Commercial Loan Portfolio – March 31, 2003

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Loan Portfolio Quality

Nonperforming Loans/Total Loans

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Reserves/Total Loans

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Financial Planning Fees and Other Income

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Q1 2004 Expenses vs. Q1 2003

Total Operating Expenses $31.4 Million:  Up $7.3 Million, or 30%

Supported by organic growth in:

•	Assets Under Management	Up $8 Billion, or 118%

•	Deposits	Up $437 Million, or 29%

•	Commercial Loans	Up $308 Million, or 41%

•	Financial Planning Fees	Up $0.5 Million, or 30%

Operating Expense Growth Analysis

Total Operating Expenses $ 31.4 Million: Up $7.3 Million, or 30%

Same Store Expenses $27.9 Million: Up $3.7 Million or 16%

•	Compensation & Benefits	Up $5.3 Million

•	Premise and Equipment	Down $1.8 Million

Base salaries and Benefits:    Up $2.1 million, or 20%

Incentive Compensation:    Up $3.2 million, or 80%

Analysis of Common Stock

Common Shares Issued Outstanding at 12/31/2003	25,167,000
Shares Issued in the First Quarter 2004	2,103,000

Common Shares Issued and Outstanding at 3/31/2004	27,270,000

Remaining Shares in Forward Contract at 3/31/2004	1,600,000

Difference Between Basic and Diluted Shares Outstanding Q4 ‘03 is 4.7%